[Scudder Investments logo]

Scudder Gold and Precious Metals Fund

Classes A, B and C

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Consolidated Financial Statements

<Click Here> Consolidated Financial Highlights

<Click Here> Notes to Consolidated Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Gold and Precious Metals Fund	Nasdaq Symbol	CUSIP Number
Class A	SGDAX	810904-300
Class B	SGDBX	810904-409
Class C	SGDCX	810904-508

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Gold and Precious Metals Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	43.20%	48.34%	12.21%	-1.75%	5.93%
Class B(a)	42.58%	47.08%	11.30%	-2.54%	5.08%
Class C(a)	42.51%	47.00%	11.29%	-2.53%	5.10%
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.22%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 9.69	$ 9.71	$ 9.69
10/31/01	$ 6.83	$ 6.81	$ 6.81
Distribution Information: Six months:
Income Dividends	$ .06	$ -	$ .01

Class S Lipper Rankings - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	36	52
3-Year	13	of	30	42
5-Year	15	of	25	58
10-Year	2	of	16	12

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Gold and Precious Metals Fund - Class A -- S&P 500 Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$13,981	$13,316	$8,629	$16,768
	Average annual total return	39.81%	10.02%	-2.91%	5.30%
Class B(c)	Growth of $10,000	$14,408	$13,586	$8,707	$16,413
	Average annual total return	44.08%	10.75%	-2.73%	5.08%
Class C(c)	Growth of $10,000	$14,700	$13,786	$8,796	$16,441
	Average annual total return	47.00%	11.29%	-2.53%	5.10%
S&P 500 Index+	Growth of $10,000	$8,736	$8,372	$14,388	$31,682
	Average annual total return	-12.64%	-5.75%	7.55%	12.22%

The growth of $10,000 is cumulative.

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

Portfolio Managers Darko Kuzmanovic and Euan Leckie are based in Sydney, Australia. Below, they offer their perspective and outlook for the world's gold markets and the fund.

Q: Gold prices have risen since October 31. How did Scudder Gold and Precious Metals Fund perform for the first half of fiscal year 2002?

A: Scudder Gold and Precious Metals Fund provided an attractive 43.20 percent return (Class A shares unadjusted for sales charge) for the six months ended April 30, 2002. This contrasted with a return of 2.29 percent for the unmanaged Standard & Poor's 500 index, the fund's benchmark, for the period. The fund's return was less than the 50.30 percent return of its peers in the Lipper gold-oriented funds average for the same time frame. The fund's portfolio and those of its peers contain mostly mid-cap and small-company stocks, and the fund is concentrated in one sector. The broad-based S&P 500 index is a group of large-company stocks that is not available for direct investment.

Since October, many gold stocks have provided the strongest results in a global stock market blemished by accounting scandals, anemic corporate earnings among companies in the S&P 500 index and increased global political volatility. Improving financial conditions at gold mining companies, industry consolidation and a revival of economic growth in the United States paved the way for the highest returns for the gold sector since the six months ended April 30, 1996 (source: Wiesenberger™, which is a group of mutual funds investing in gold stocks, as of April 30, 2002). The unmanaged FTSE Gold Mines Index, a group of more than 30 gold mining stocks around the world that is not available for direct investment, rose 47.28 percent for the six months ended April 30.

Q: Why was Scudder Gold and Precious Metals Fund's return for the period less than the average of its Lipper peer group?

A: We attribute Scudder Gold and Precious Metals Fund's underperformance in the last short-term period to the fund's holdings in Barrick Gold, Placer Dome and Gabriel Resources, three gold mining companies whose stocks were relatively weak and that were top 10 holdings at the start of the fiscal year. By April 30, 2002, we had sold the fund's positions in Barrick and Placer Dome and reduced the fund's position in Gabriel Resources to 4.2 percent.

Barrick, a Canadian company, was the fund's largest holding as of October 31, 2001 (14.2 percent of the portfolio at the time). We liquidated our entire position during the first calendar quarter of 2002 as the company's prospects dimmed following its December merger with Homestake Mining, which was also a top 10 holding as of October 31. On May 1, Barrick reported lower-than-expected profits because of losses on gold futures contracts, higher production costs and lower mine output.

Top Five Positive Contributors to Performance 10/31/01 to 4/30/02
Company	Country	Change in portfolio position 10/31/01 to 4/30/02
Newmont Mining	United States	Increase from 5.7% to 13.9%
Harmony Gold Mining	South Africa	New purchase, 7.6% as of 4/30
Gold Fields Ltd.	South Africa	New Purchase, 9.3% as of 4/30
Impala Platinum	South Africa	Increase from 3.2% to 8.7%
IAMGOLD	Canada	Increase from 2.2% to 4.1%

Source: Deutsche Investment Management Americas Inc.

Q: Why did many gold mining stocks perform well?

A: We believe the gold mining industry is in the midst of a period of positive fundamental change that is coinciding with both a U.S. economic rebound and renewed investor interest in gold as an asset class for the first time in many years. Over the past 18 months, we've seen several of the gold mining industry's largest companies merge, consolidate and revamp operations. Many years of falling gold prices (adjusting for inflation) had prevented the gold industry from earning adequate returns on capital. Now, by consolidating around the world, gold mining firms believe that they will lower their cost base and increase shareholder value.

While a few of our stock selections since October have not met expectations, the fund has fully participated in the gold sector's dynamic restructuring trend in North America, Australia, South Africa and elsewhere. We've also seen a steadily rising gold price (about $312 an ounce as of April 30). Overall, factors that have helped fuel a sustained gold sector rally include:

• Falling supplies of new gold as some mines close/deplete their reserves and few new projects appearing to be on the horizon at most mining companies

• Investor anticipation that demand for gold jewelry in the U.S. will rise as the economy picks up steam

• Less short-selling of gold based on future mine production

• More investor interest in gold in Japan because deposit insurance on savings accounts has been reduced

• Weak short-term prospects for other asset classes such as growth stocks

• A return to deficit spending by the U.S. government and a weakening of the value of the U.S. dollar, which has made dollar-based investments somewhat less attractive

Top Five Negative Contributors to Performance 10/31/01 to 4/30/02
Company	Country	Change in portfolio position 10/31/01 to 4/30/02
Barrick Gold	Canada	Sold
Placer Dome	Canada	Sold
Gabriel Resources	Canada	Reduced from 4.9% to 4.2%
Delta Gold	Australia	Sold
Homestake Mining	United States	Sold

Source: Deutsche Investment Management Americas Inc.

Q: In addition to selling holdings that didn't work out, what other changes have you made in the portfolio since October?

A: We increased the portfolio's exposure to small-cap gold stocks and those stocks that we believe stand to benefit the most if the price of gold should rise further in the coming months. As we divested Barrick Gold and Placer Dome, the geographic focus of the fund shifted from North American-based companies to companies based in South Africa and to companies with operations in countries such as Mexico, Mongolia, Romania and Peru. Currently more than two-thirds of the world's gold is mined in South Africa. We believe South African firms are seeking more investments abroad with the aim of reducing the discount that investors apply to South African gold stocks.

To maximize the fund's liquidity, we invest in companies that have a minimum market capitalization (stock price times the numbers of shares outstanding) of $20 million. We have been looking closely at firms in the $50 million to $100 million market capitalization range that we believe can grow to the $500 million capitalization range. (The portfolio's largest holding as of April 30 - Newmont Mining - had a market capitalization of $10 billion, in the upper end of the mid-cap stock range.)

Since October, to increase the fund's diversification, we added Aber Diamond Corp., a diamond mining company in Canada (3.08 percent of the portfolio as of April 30) as well as more diversified mining companies with both platinum and gold mining or copper and gold mining operations. We believe this will help the fund participate in the growth prospects of platinum, diamond and copper mining. In our view, global industrial demand for these minerals may accelerate as economic activity rebounds in the coming months.

Q: What is your outlook for the balance of fiscal year 2002?

A: Six months ago, we sounded a note of caution. We thought that based on prevailing gold prices and fundamental valuation criteria, many mining stocks were overvalued. Since then, gold has moved to a new, higher trading range above $310 an ounce. This new price threshold has helped support higher gold stock prices, and we believe this price level may be sustainable.

Gold prices fluctuate daily and have historically been quite volatile. However, we are encouraged by the fact that in recent months, whenever gold prices have fallen, the weakness has been temporary, and has been followed by a rally to new 52-week highs. We believe that for the foreseeable future, many mining firms will no longer "short-sell" gold based on future mine production and that this will help sustain a more positive environment for gold in both commodity and equity markets.

The views expressed above reflect those of the portfolio managers only as of May 2, 2002. The managers' views are subject to change at any time, based on market and other conditions. This market commentary is not intended as a recommendation of any specific security.

Portfolio Summary April 30, 2002

Asset Allocation	4/30/02	10/31/01

Equity Holdings	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Quality Distributions	4/30/02	10/31/01

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	54%	66%
Tier II: Major established gold producers	32%	27%
Tier III: Junior gold producers with medium cost production	4%	2%
Tier IV: Companies with some gold production on stream or in startup	3%	-
Tier V: Primarily exploration companies with or without mineral reserves	7%	5%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (69.2% of Portfolio)
1. Newmont Mining Corp. Explorer of precious metals	United States	13.9%
2. Gold Fields Ltd. Miner of gold	South Africa	9.3%
3. Impala Platinum Holdings Ltd. Miner of platinum	South Africa	8.7%
4. Harmony Gold Mining Co., Ltd. Miner of gold	South Africa	7.6%
5. Goldcorp, Inc. Producer of gold	Canada	7.2%
6. Compania de Minas Buenaventura SA Explorer of precious metals	Peru	4.9%
7. Newcrest Mining Ltd. Miner of gold	Australia	4.7%
8. AngloGold Ltd. Explorer of gold	South Africa	4.4%
9. Freeport-McMoRan Copper & Gold, Inc. Explorer of precious metals	United States	4.3%
10. Gabriel Resources Ltd. Explorer of precious metals	Canada	4.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 97.2%
Australia 8.4%
Aquarius Platinum Ltd.	455,122	2,357,701
Lihir Gold Ltd.*	2,000,000	1,497,030
Newcrest Mining Ltd.	1,850,000	6,375,841
Sipa Resources International NL*	7,000,000	1,130,850
		11,361,422
Canada 30.1%
Aber Diamond Corp.*	250,000	4,158,163
Gabriel Resources Ltd.*	2,189,000	5,653,986
Glamis Gold Ltd.*	850,000	5,204,082
Goldcorp, Inc.	550,000	9,793,367
IAMGOLD Corp.	1,250,000	5,620,217
Ivanhoe Mines Ltd.*	1,650,000	3,619,898
Minefinders Corp., Ltd.*	400,000	1,377,551
SouthernEra Resources Ltd.*	25,300	80,676
TX Gold, Inc.*	6,200,000	5,140,306
		40,648,246
Peru 4.9%
Compania de Minas Buenaventura SA "B" (ADR)	250,000	6,665,000
South Africa 30.0%
AngloGold Ltd. (ADR)	220,000	5,896,000
Gold Fields Ltd. (ADR)	1,040,000	12,584,000
Harmony Gold Mining Co., Ltd.	800,000	10,295,390
Impala Platinum Holdings Ltd.	180,000	11,717,780
		40,493,170
United Kingdom 5.6%
Brancote Holdings PLC*	1,250,000	3,551,923
Lonmin PLC	235,000	3,999,720
		7,551,643
United States 18.2%
Freeport-McMoRan Copper & Gold, Inc. "B"*	325,000	5,772,000
Newmont Mining Corp.	660,000	18,816,600
		24,588,600
Total Common Stocks (Cost $105,748,785)		131,308,081

	Principal Amount ($)	Value ($)
Repurchase Agreements 1.0%
Salomon Smith Barney, 1.91% to be repurchased at $1,413,075 on 5/1/2002 (b) (Cost $1,413,000)	1,413,000	1,413,000

Cash Equivalents 1.8%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $2,415,000)	2,415,000	2,415,000
Total Investment Portfolio - 100.0% (Cost $109,576,785) (a)		135,136,081

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $109,937,040. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $25,199,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,535,767 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $336,726.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

The accompanying notes are an integral part of the financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $109,576,785)	$ 135,136,081
Foreign currency, at value (cost $106,612)	106,607
Receivable for investments sold	6,330,238
Dividends receivable	28,670
Interest receivable	75
Receivable for Fund shares sold	1,494,835
Total assets	143,096,506
Liabilities
Due to custodian bank	104,279
Payable for investments purchased	6,419,779
Payable for Fund shares redeemed	336,251
Accrued management fee	103,920
Other accrued expenses and payables	79,910
Total liabilities	7,044,139
Net assets, at value	$ 136,052,367
Net Assets
Net assets consist of: Undistributed net investment income	492,513
Net unrealized appreciation (depreciation) on: Investments	25,559,296
Foreign currency related transactions	404
Accumulated net realized gain (loss)	(71,010,740)
Paid-in capital	181,010,894
Net assets, at value	$ 136,052,367

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,558,537 / 367,426 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.69
Class S Net Asset Value, offering and redemption price per share ($126,016,547 / 13,006,831 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.69
Class A Net Asset Value and redemption price per share ($3,893,256 / 401,890 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.69
Maximum offering price per share (100 / 94.25 of $9.69)	$ 10.28
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,943,059 / 200,123 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.71
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($640,968 / 66,137 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.69

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $32,318)	$ 1,481,767
Interest	24,447
Total Income	1,506,214
Expenses: Management fee	529,328
Administrative fee	345,405
Distribution service fees	5,632
Directors' fees and expenses	1,272
Other	2,998
Total expenses, before expense reductions	884,635
Expense reductions	(162)
Total expenses, after expense reductions	884,473
Net investment income (loss)	621,741
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	16,380,750
Foreign currency related transactions	(134,874)
16,245,876
Net unrealized appreciation (depreciation) during the period on: Investments	23,122,341
Foreign currency related transactions	6,033
23,128,374
Net gain (loss) on investment transactions	39,374,250
Net increase (decrease) in net assets resulting from operations	$ 39,995,991

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ 621,741	$ 1,296,253
Net realized gain (loss) on investment transactions	16,245,876	8,083,818
Net unrealized appreciation (depreciation) on investment transactions during the period	23,128,374	13,283,549
Net increase (decrease) in net assets resulting from operations	39,995,991	22,663,620
Distributions to shareholders from: Net investment income: Class AARP	(14,580)	(148)
Class S	(1,092,246)	(252,642)
Class A	(2,758)	-
Class C	(84)	-
Fund share transactions: Proceeds from shares sold	53,296,208	94,721,504
Reinvestment of distributions	1,022,856	240,034
Cost of shares redeemed	(55,486,894)	(100,997,345)
Net increase (decrease) in net assets from Fund share transactions	(1,167,830)	(6,035,807)
Increase (decrease) in net assets	37,718,493	16,375,023
Net assets at beginning of period	98,333,874	81,958,851
Net assets at end of period (including undistributed net investment income of $492,513 and $980,440, respectively)	$ 136,052,367	$ 98,333,874

The accompanying notes are an integral part of the financial statements.

Consolidated Financial Highlights

Class A
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income[c]	.03	.02
Net realized and unrealized gain (loss) on investment transactions	2.89	.00[d]
Total from investment operations	2.92	.02
Less distributions from: Net investment income	(.06)	-
Net asset value, end of period	$ 9.69	$ 6.83
Total Return (%)[e]	43.20**	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.269
Ratio of expenses (%)	1.94*	1.87*
Ratio of net investment income (loss) (%)	.91*	.85*
Portfolio turnover rate (%)	251*	113
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	.00[d]	.01
Net realized and unrealized gain (loss) on investment transactions	2.90	(.01)
Total from investment operations	2.90	.00
Net asset value, end of period	$ 9.71	$ 6.81
Total Return (%)[e]	42.58**	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.338
Ratio of expenses (%)	2.74*	2.67*
Ratio of net investment income (loss) (%)	.11*	.05*
Portfolio turnover rate (%)	251*	113
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[c]	.00[d]	.01
Net realized and unrealized gain (loss) on investment transactions	2.89	(.01)
Total from investment operations	2.89	.00
Less distributions from: Net investment income	(.01)	-
Net asset value, end of period	$ 9.69	$ 6.81
Total Return (%)[e]	42.51**	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.64	.091
Ratio of expenses (%)	2.71*	2.64*
Ratio of net investment income (loss) (%)	.14*	.08*
Portfolio turnover rate (%)	251*	113
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (formerly "Scudder Gold Fund") (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion are valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $85,061,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($22,426,000), October 31, 2006 ($52,412,000) or October 31, 2007 ($10,223,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $132,899,636 and $135,467,839, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Scudder Investments Australia Limited ("SIAL"). The Advisor compensates SIAL out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of average daily net assets of Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers, for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 5,359	$ 1,934
Class S	333,797	67,624
Class A	2,965	1,504
Class B	2,929	917
Class C	355	107
	$ 345,405	$ 72,086

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 3,023	$ 948
Class C	379	114
	$ 3,402	$ 1,062

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 1,096	$ 532
Class B	1,008	344
Class C	126	40
	$ 2,230	$ 916

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002, aggregated $997.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares was $1,913 and $198, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $162 for custodian credits earned.

F. Investing in Emerging Markets and Gold-Related Securities

Investing in gold-related stocks may involve special risks and considerations, including volatility of gold prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	329,215	$ 2,927,555	247,790	$ 1,663,284
Class S	5,413,493	41,296,328	14,224,340	92,125,605
Class A	491,007	4,272,007	62,381*	430,719*
Class B	187,181	1,573,420	50,872*	356,053*
Class C	423,613	3,226,898	21,422*	145,843*
		$ 53,296,208		$ 94,721,504
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,002	$ 13,614	25	$ 148
Class S	148,021	1,006,540	39,716	239,886
Class A	385	2,621	-	-
Class C	12	81	-	-
		$ 1,022,856		$ 240,034
Shares redeemed
Class AARP	(141,570)	$ (1,188,520)	(74,221)	$ (495,553)
Class S	(6,664,010)	(50,234,195)	(15,596,580)	(100,278,855)
Class A	(128,924)	(1,038,912)	(22,959)*	(159,449)*
Class B	(36,714)	(321,047)	(1,216)*	(8,527)*
Class C	(370,785)	(2,704,220)	(8,125)*	(54,961)*
		$ (55,486,894)		$ (100,997,345)
Net increase (decrease)
Class AARP	189,647	$ 1,752,649	173,594	$ 1,167,879
Class S	(1,102,496)	(7,931,327)	(1,332,524)	(7,913,364)
Class A	362,468	3,235,716	39,422*	271,270*
Class B	150,467	1,252,373	49,656*	347,526*
Class C	52,840	522,759	13,297*	90,882*
		$ (1,167,830)		$ (6,035,807)

* For the period from June 25, 2001 (commencement of sales of Class A, B, and C shares) to October 31, 2001.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Gold and Precious Metals Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
6,998,675	425,684	257,240

2. To approve a new sub-advisory agreement between the fund's investment manager and Scudder Investments Australia Limited.

Affirmative	Against	Abstain
7,047,515	387,769	246,315

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019-6099
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes